UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                   August 18, 2008
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1500 Market Street, West Tower, Suite 3900, Philadelphia, Pennsylvania  19102-2112
(Address of principal executive offices)  (Zip Code)

(215) 448-1400
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On August 18, 2008, we received the notice (the “Notice”) required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended, of a change in recordkeepers, administrative and trustee services, and investment fund options for the Lincoln National Corporation Employees’ Savings and Retirement Plan, the Delaware Management Holdings, Inc. Employees’ Savings and 401(k) Plan, The Lincoln National Life Insurance Company Agents’ Savings and Profit-Sharing Plan and The Lincoln National Life Insurance Company Agents’ Money Purchase Pension Plan (collectively, the “Plans”), effective October 1, 2008.  As a result, the Notice states that participants in the Plans will be temporarily unable to direct or diversify the investment of assets (including those invested in the LNC common stock fund) in their Plan accounts, obtain a loan from the Plans or obtain a distribution from the Plans beginning on September 25, 2008 at 4:00 p.m. (E.T.) and ending during the week of October 12, 2008 (the “Blackout Period”).

On August 18, 2008, we transmitted a notice (“BTR Notice”) to our directors and executive officers informing them of the Blackout Period regarding the Plans.  The BTR notice also informed our directors and executive officers that during the Blackout Period, our directors and executive officers will be prohibited generally from directly or indirectly purchasing, selling or otherwise acquiring or transferring any of our equity securities or certain derivative securities previously acquired in connection with their service as a director or executive officer, unless exempt under Regulation BTR of the Securities Exchange Act of 1934.   During the Blackout Period and for a period of two years thereafter, security holders and other interested persons may obtain, without charge, information regarding the Blackout Period, including the actual ending date of the Blackout Period, by contacting Lincoln Alliance® Program Customer Service at 800-234-3500 or c/o Lincoln Financial Group, P.O. Box 7888, Fort Wayne IN 46801-7888.

The Notice is attached hereto as Exhibit 99.1 and is incorporated by reference herein.  The BTR Notice is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

The Exhibit Index set forth on page E-1 is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION
By /s/ Frederick J. Crawford
Name: Frederick J. Crawford
Title: Senior Vice President and
Chief Financial Officer

Date:  August 18, 2008

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Notice

99.2	BTR Notice